EXHIBIT 99.1

                          GRANT PARK FUTURES FUND, LP

DESCRIPTION
Grant Park Futures Fund, LP is a multi-advisor public commodity pool organized to pool assets of its investors for purposes of investing those assets in U.S. and international futures and forward contracts and other commodity interests, including options contracts on futures, forwards and commodities, spot contracts, swap contracts and security futures. The underlying markets associated with these contracts may include stock indices, interest rates, currencies or physical commodities, such as agricultural products, energy products or metals. Grant Park has been in continuous operation since it commenced trading on January 1, 1989 and until June 30, 2003 when the Fund began publicly offering units for sale, previously offered its beneficial interests to qualified investors on a private placement basis. Grant Park's general partner, commodity pool operator and sponsor is Dearborn Capital Management, L.L.C., an Illinois limited liability company. Grant Park currently employs the services of six independent professional commodity trading advisors including Rabar Market Research, EMC Capital Management, Eckhardt Trading Company, Graham Capital Management, Winton Capital Management and Saxon Investment Corporation. All of the trading advisors employ technical and trend-following trading strategies through proprietary trading programs in an effort to achieve capital appreciation while controlling risk and volatility. Dearborn allocates funds to these advisors for trading on behalf of the Fund through direct managed accounts, therefore all trading on behalf of the Fund is reviewed by Dearborn on a daily basis. All trading statements are sent directly to Dearborn. Dearborn also receives trade recaps from each of the advisors throughout the trading day.

INVESTMENT HIGHLIGHTS
MINIMUM INVESTMENT:        Class B Units: $10,000 Individual/$4,000 ERISA or
                           qualified plans, additional minimum investment $2,000
                           Class A Units - New Accounts: $200,000. $15,000
                           Individual/$4,000 ERISA or qualified plans additional minimum investment. Existing A Unit shareholders and related parties have a minimum of $15,000
                           Individual/$4,000 ERISA or qualified plans.

GENERAL PARTNER:           Dearborn Capital Management, LLC


PORTFOLIO MANAGERS:        Rabar Market Research, EMC Capital Management,
                           Eckhardt Trading Company, Graham Capital Management,
                           Winton Capital Management and Saxon Investment
                           Corporation.

REDEMPTIONS:               Units are redeemable monthly with a redemption fee
                           applicable for the first 12 months of investment for B Units only. No redemption fee for A Units. Please refer to Prospectus for redemption fee schedule.

SUITABILITY:               Varies from state to state but at least a minimum of
                           $45,000 annual income and a net worth of $45,000
                           exclusive of home, auto and furnishings or $150,000 net worth. Check Prospectus for individual state suitability. No investor should invest more than 10% of his or her net worth. Please check with your Firm's Administrative Department as firm requirements may also vary.

BREAK-EVEN LEVEL:          Class B Units: 7.96% Annual Expense break-even level
                           Class A Units: 6.90% Annual Expense break-even level
                           (refer to the Prospectus for a detailed fee schedule).

THE RISKS

o Performance can be volatile and you could lose all or substantially all of your investment in Grant Park Futures Fund.

o No secondary market exists for the Fund. Additionally, redemptions are limited and may result in early redemption fees.

o Trading in commodity interests is a zero-sum economic activity in which, for every gain, there is an offsetting loss. Grant Park therefore bears the risk that, on every trade, it will incur the loss.

o        Commodity futures trading may be illiquid.

o An investment in Grant Park is speculative and leveraged; as a result of this leverage, the velocity of potential losses may accelerate and cause you to incur significant losses.

o Grant Park pays substantial fees and expenses, including fees to its trading advisors, which must be offset by trading profits and interest income.

o The Fund invests in foreign securities, which are subject to special risks such as currency fluctuations, different financial and regulatory standards, and political instability.

o Grant Park's use of multiple trading advisors may result in Grant Park taking offsetting trading positions, thereby incurring additional expenses with no net change in holdings.

o        You will have no right to participate in the management of Grant Park.

o The structure and operation of Grant Park involve several conflicts of interest.

AN INVESTMENT IN A MANAGED FUTURES PRODUCT SUCH AS GRANT PARK IS SPECULATIVE, INVOLVES A HIGH DEGREE OF RISK, AND HAS SUBSTANTIAL CHARGES AND IS SUITABLE ONLY FOR THE INVESTMENT OF THE RISK CAPITAL PORTION OF AN INVESTOR'S PORTFOLIO. GRANT PARK MAY NOT BE SUITABLE FOR CERTAIN INVESTORS. THE PAST PERFORMANCE AND INFORMATION REFERRED TO HEREIN MAY NOT BE REPRESENTATIVE OF THE EXPERIENCE OF A PARTICULAR INVESTOR AND ARE NO GUARANTEE OF FUTURE RESULTS. THERE IS NO GUARANTEE THAT THE FUND WILL ACHIEVE ITS OBJECTIVES. PLEASE REVIEW THE "RISK FACTORS" AND "CONFLICTS OF INTEREST" SECTIONS OF THE CURRENT PROSPECTUS.

THIS SALES AND ADVERTISING LITERATURE MUST BE READ IN CONJUNCTION WITH THE PROSPECTUS IN ORDER TO UNDERSTAND FULLY ALL OF THE IMPLICATIONS AND RISKS OF THE OFFERING OF SECURITIES TO WHICH IT RELATES. A COPY OF THE PROSPECTUS MUST BE MADE AVAILABLE TO YOU IN CONNECTION WITH THIS OFFERING. THIS IS NEITHER AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES DESCRIBED HEREIN. AN OFFERING IS MADE ONLY BY THE PROSPECTUS.

              ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES

             PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
           FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT
                           SUITABLE FOR ALL INVESTORS

[LOGO]
Dearborn Capital Management, LLC
555 West Jackson Blvd, Suite 600,
Chicago, IL 60661
(312) 756-4450  o  (800) 217-7955
o FAX (312) 756-4452
website: www.dearborncapital.com/
e-mail: funds@dearborncapital.com

VALUE OF DIVERSIFICATION
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The chart below demonstrates the effect on a hypothetical portfolio both with and without an allocation to Grant Park Class A Units. The first gray shaded line in the chart below represents performance of a portfolio allocating 100% into stocks on January 1, 1989 compared to a portfolio allocating on the same day, 90% to stocks and 10% to Grant Park. This portfolio is represented by the black shaded line in the same chart. The chart reflects the actual historical trading results of both Grant Park and the Barra S&P 500 Index. The portfolio with a 10% allocation to Grant Park resulted in a 20% better return than the portfolio consisting of stocks alone. Performance is reported through December 2004.

       VALUE OF HYPOTHETICAL $100,000 PORTFOLIO WITH A 10% ALLOCATION TO
        THE GRANT PARK FUTURES FUND A UNITS VS. A 100% EQUITY PORTFOLIO
                          JANUARY 1989 - DECEMBER 2004

[CHART]

   Chart Prepared by Dearborn Capital Management, LLC using Grant Park A Unit performance data. This chart contains historical trading results hypothetically blended and re-balanced quarterly. Stocks are represented by the Barr S&P 500 Index (incl. dividends). See page 4 of this presentation for descriptions of the indices in this chart.

The chart below shows the effect of allocating increasing percentages to Grant Park (A Units) to a hypothetical portfolio of stocks and bonds. In this example, allocations to Grant Park are added in increments of 10% while the allocation to stocks and bonds are each equally reduced by 5% increments. The chart reflects the actual historical trading results of Grant Park as part of a broader, hypothetical investment portfolio. As the allocation to Grant Park is increased to 10%, returns increased while standard deviation, one measure of risk, decreased. An allocation greater than 10% to Grant Park resulted in increased return but risk increased as well.

[CHART]

                Annualized Standard Deviation of Monthly Returns

    Chart Prepared by Dearborn Capital Management, LLC. This chart contains historical trading results for the period January 1989 through December 2004, hypothetically blended assuming a quarterly rebalancing. Stocks are represented by the Barra S&P 500 Index (incl. dividends) and bonds are represented by the Lehman Long Gov't Bond Index. See page 4 of this presentation for descriptions of the indices in this chart.

Prospective investors must be aware that the hypothetical analysis presented in the two charts above is dependent on periods in which Grant Park outperforms other asset classes used in the portfolio. The Fund may not, however, outperform the other asset classes during any particular time period. The charts do not constitute a recommendation that anyone invest more than 10% of his or her net worth, exclusive of home, furnishings and automobiles, which is the maximum investment permitted in Grant Park.

HYPOTHETICAL PERFORMANCE RESULTS MAY HAVE MANY INHERENT LIMITATIONS, SOME OF WHICH ARE DESCRIBED BELOW. NO REPRESENTATION IS BEING MADE THAT ANY ACCOUNT WILL OR IS LIKELY TO ACHIEVE PROFITS OR LOSSES SIMILAR TO THOSE SHOWN. IN FACT, THERE ARE FREQUENTLY SHARP DIFFERENCES BETWEEN HYPOTHETICAL PERFORMANCE RESULTS AND THE ACTUAL RESULTS SUBSEQUENTLY ACHIEVED BY ANY PARTICULAR TRADING PROGRAM. ONE OF THE LIMITATIONS OF HYPOTHETICAL PERFORMANCE RESULTS IS THAT THEY ARE GENERALLY PREPARED WITH THE BENEFIT OF HINDSIGHT. IN ADDITION, HYPOTHETICAL TRADING DOES NOT INVOLVE FINANCIAL RISK, AND NO HYPOTHETICAL TRADING RECORD CAN COMPLETELY ACCOUNT FOR THE IMPACT OF FINANCIAL RISK IN ACTUAL TRADING. FOR EXAMPLE, THE ABILITY TO WITHSTAND LOSSES OR TO ADHERE TO A PARTICULAR TRADING PROGRAM IN SPITE OF TRADING LOSSES ARE MATERIAL POINTS WHICH CAN ALSO ADVERSELY AFFECT ACTUAL TRADING RESULTS. THERE ARE NUMEROUS OTHER FACTORS RELATED TO THE MARKETS IN GENERAL OR TO THE IMPLEMENTATION OF ANY SPECIFIC TRADING PROGRAM WHICH CANNOT BE FULLY ACCOUNTED FOR IN THE PREPARATION OF HYPOTHETICAL PERFORMANCE RESULTS AND ALL OF WHICH CAN ADVERSELY AFFECT ACTUAL TRADING RESULTS.

Performance statistics reflected for Grant Park above are that of Class A Units. Class B Units carry an additional 1.06% in fees and expenses over Class A Units. Most new investors are expected to purchase Class B Units. Had the additional fees and expenses of Class B Units been reflected performance for Class A Units would have been lower.

              ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES

             PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
           FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT
                           SUITABLE FOR ALL INVESTORS

                        DEARBORN CAPITAL MANAGEMENT, LLC

CORRELATION ANALYSIS
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THE TABLE BELOW SHOWS THE HISTORICAL CORRELATION OF THE MONTHLY RETURNS OF
VARIOUS STOCK, BOND AND MANAGED FUTURES INDICES WITH GRANT PARK FOR THE PERIOD JANUARY 1989 THROUGH DECEMBER 2004. GENERALLY, THE MORE SIMILAR IN PERFORMANCE THAT TWO MARKETS TRADE, THE HIGHER THEIR CORRELATION. ASSET ALLOCATION MODELS TYPICALLY WILL SEEK TO REDUCE OVERALL PORTFOLIO VOLATILITY BY COMBINING INVESTMENT VEHICLES THAT BEHAVE DIFFERENTLY FROM ONE ANOTHER (WITH LOW TO NEGATIVE CORRELATIONS).

                              CORRELATION ANALYSIS

        GRANT PARK A UNITS                                 +1.00
        CISDM Trading Advisor Qual. Univ. Index            +0.83
        Lehman Bros. Long Gov't Bond Index                 +0.17
        MSCI EAFE Index                                    -0.11
        S&P 500 Index                                      -0.12
        HFRI Fund Weighted Composite Index                 -0.14
        NASDAQ Composite Index                             -0.19

THE TABLE BELOW FURTHER DEMONSTRATES THAT, HISTORICALLY, GRANT PARK'S RETURNS ARE NOT NEGATIVELY CORRELATED WITH STOCKS, BUT RATHER PERFORM INDEPENDENTLY FROM STOCKS. AS DISPLAYED BELOW, BETWEEN JANUARY 1989 AND DECEMBER 2004, IN A SMALL PERCENTAGE OF TIME (15%), THE FUND AND STOCKS HAVE EXPERIENCED LOSSES SIMULTANEOUSLY. IN A LARGER PERCENTAGE OF TIME (34%), THE FUND AND STOCKS HAVE EXPERIENCED POSITIVE RETURNS SIMULTANEOUSLY. HOWEVER, IN 51% OF THE 192 MONTHS REPRESENTED, THE PERFORMANCE OF THE FUND AND STOCKS HAVE MOVED IN OPPOSITE DIRECTIONS.

 [2 Down Arrows]  Both returned negative performance        29 of 192 Months
                                                                  15%

 [2 Up Arrows]    Both returned positive performance        65 of 192 Months
                                                                  34%

 [1 Up Arrow] or  Returns were opposite                     98 of 192 Months
 [1 Down Arrow]                                                   51%

These tables were prepared by Dearborn Capital Management, LLC. See page 4 of this presentation for descriptions of the indices presented in these tables.

Performance statistics reflected for Grant Park above are that of Class A Units. Class B Units carry an additional 1.06% in fees and expenses over Class A Units. Most new investors are expected to purchase Class B Units. Had the additional fees and expenses of Class B Units been reflected performance for Class A Units would have been lower.

              ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES

             PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
               FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND
                       IS NOT SUITABLE FOR ALL INVESTORS

                        DEARBORN CAPITAL MANAGEMENT, LLC

COMPARATIVE PERFORMANCE STATISTICS
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                                                                          [LOGO]

                       JANUARY 1989 THROUGH DECEMBER 2004

                                          Grant Park     Grant Park
                                         Futures Fund   Futures Fund    S&P 500       MSCI EAFE        Nasdaq     Lehman Bros.
                                            A Units        B Units*      Index          Index           Index      Long Gov't
                                         -------------  -------------- ----------   -------------  ------------  --------------

Rate of Return:            December         -0.89%         -0.96%         3.40%          4.39%         3.75%          2.31%
                             2004           -7.58%         -8.40%        10.88%         20.25%         8.59%          7.97%
                         Year To Date

Compound Annual Rate    Last 12 Months      -7.58%         -8.40%        10.88%         20.25%         8.59%          7.97%
of Return:               Last 3 Years        8.54%             -          3.59%         11.89%         3.71%          9.02%
                         Last 5 Years        8.71%             -         -2.30%         -1.13%       -11.77%         10.21%
                        Since Jan. 1989     18.06%         -0.99%        12.13%          4.61%        11.50%          9.74%

Cumulative Returns:     Last 12 Months      -7.88%         -8.40%        10.88%         20.25%         8.59%          7.97%
                         Last 3 Years       27.85%             -         11.15%         40.08%        11.54%         29.57%
                         Last 5 Years       51.81%             -        -10.98%         -5.55%       -46.54%         62.62%
                        Since Jan. 1989   1324.15%         -1.40%       524.59%        105.64%       470.38%        342.40%

Annualized Standard     Last 12 Months      18.91%         18.89%         7.30%          9.50%        14.46%          8.52%
Deviation of             Last 3 Years       17.14%             -         15.07%         15.65%        22.22%         10.67%
Monthly Returns (Risk):  Last 5 Years       15.98%             -         16.35%         15.95%        32.89%          9.54%
                        Since Jan. 1989     31.85%         16.74%        14.54%         16.76%        24.95%          8.55%

Worst Case Decline:     Last 5 Years       -23.65%        -23.99%       -44.73%        -47.98%       -75.04%        -10.61%
                          Duration       2-04 to 8-04   2-04 to 8-04  8-00 to 9-02  12-99 to 3-03  2-00 to 9-02  5-03 to 7-03
                        Since Jan. 1989    -38.87%        -23.99%       -44.73%        -47.98%       -75.04%        -11.80%
                          Duration       5-89 to 10-89  2-04 to 8-04  8-00 to 9-02  12-99 to 3-03  2-00 to 9-02  1-94 to 10-94

Correlation with S&P    Last 5 Years       -0.20               -          1.00           0.85          0.79          -0.29
500 Index:

Correlation During      Last 5 Years       -0.15               -          1.00           0.65          0.54          -0.17
S&P 500 Index
Positive Months:

Correlation During      Last 5 Years       -0.44               -          1.00           0.69          0.60          -0.22
S&P 500 Index
Negative Months:

          THIS TABLE WAS PREPARED BY DEARBORN CAPITAL MANAGEMENT, LLC.
           PLEASE REFER TO PGS. 130-131 OF THE PROSPECTUS FOR A MORE
                  DETAILED DISCUSSION OF CORRELATION ANALYSIS.

BENCHMARK INDICES:
CISDM (FORMERLY MAR/ZURICH) TRADING ADVISOR QUALIFIED UNIVERSE INDEX. A dollar weighted index named after the University of Massachusetts Center for International Securities and Derivatives Markets that includes the performance of commodity trading advisors that have the objective of speculative trading profits. The CISDM Index is utilized as a broad measure of overall managed futures returns, as compared to other indices that measure the overall returns of stocks and bonds as separate asset classes. The CISDM Index is not the same as an investment in Grant Park as it is more broadly diversified across a much greater number of trading programs. As a result, it should perform with a great deal less volatility due to its greater diversification. Furthermore, Grant Park may perform quite differently than the CISDM Index, just as, for example, an individual stock may perform quite differently from the S&P 500 Index.
LEHMAN BROTHERS LONG GOVERNMENT BOND INDEX/LEHMAN BROTHERS LONG-TERM TREASURY BOND INDEX. Indices consisting of various government bonds that have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. These indices are rebalanced monthly by market capitalization. Additionally, the underlying securities that make up this index guarantee a return of capital. An investment in Grant Park carries no such guarantee.
HFRI FUND WEIGHTED COMPOSITE INDEX. The Hedge Fund Research Institutes Hedge Fund Weighed Composite index is an internationally-recognized benchmark comprised of over 1475 funds from the internal HFR Database. HFRI Fund Weighted Composite Index is an equal-weighted return of all funds in the HFR Monthly Indices, excluding HFRI Fund of Funds Index. This is a broad based index comprising a wide variety of hedge fund strategies. Any specific hedge fund may perform quite differently than the index. This index differs from Grant Park significantly in the sense that it encompasses such a wide variety of trading styles and market sectors.

The following four equity indices are all unleveraged, long-only passive indices. They differ significantly from Grant Park in that they do not employ leverage, do not trade actively or sell short:
DOW JONES INDUSTRIAL AVERAGE (DJIA): A price-weighted average of 30 stocks selected by Dow Jones & Company. Because it is price-weighted, as opposed to capitalization-weighted, the stocks in the index with the highest prices have the biggest effect on the performance of the index.
NASDAQ COMPOSITE INDEX. An index that measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market (currently over 4,000 companies). The index is market-value weighted. This means that each company's stock affects the index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the index.
STANDARD & POOR'S 500 COMPOSITE STOCK INDEX (S&P 500 INDEX). A weighted index consisting of the 500 stocks in the S&P 500 Index, which are chosen by Standard and Poor's based on industry representation, liquidity and stability. The stocks in the S&P 500 Index are not the 500 largest companies, rather the index is designed to capture the returns of many different sectors of the U.S. economy. Throughout this presentation the Barra S&P 500 Index is utilized for comparison purposes, which includes the reinvestment of dividends.
MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST INDEX (MSCI EAFE INDEX). A capitalization-weighted index that is designed to measure the investment returns of developed economies outside of North America. The index includes publicly traded stocks from 21 countries that are divided into industry groups, with representative stocks selected from each industry group. Cross-ownership is tracked to ensure that the market weight given each company is accurate.
*Performance statistics for Grant Park Class B units are limited as the units began trading on August 1, 2003.

              ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES

              PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS
               FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND
                       IS NOT SUITABLE FOR ALL INVESTORS

                        DEARBORN CAPITAL MANAGEMENT, LLC

TRADING ADVISOR OVERVIEW
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                            TRADING ADVISOR OVERVIEW
                               DECEMBER 31, 2004

The Fund's assets are divided into six separate accounts each traded by a different Commodity Trading Advisor. The allocations shown below are as of December 31, 2004.


                                                               Eckhardt
                                                               Trading          Graham                                   Saxon
                                 EMC Capital     Rabar         Company          Capital             Winston            Investment
                                 Management      Market        (Global         Management           Capital            Corporation
                                  (Classic      Research      Financial       (Global Div          Management         (Diversified
                                  Program)                     Program)         Program)          (Diversified)          Program)
                                 -----------    --------      ---------       -------------       -------------       -------------

Firm Assets Under Mgmt.          Firm Total:     $720m        Firm Total:     Firm Total:             $1.5b           Firm Total:
                                    $117m                        $785m           $6.4b                                   $93.5m
                                  Classic:                    Global Fin:     GDP: $1.4b                              Div Prog:
                                    $112m                        $256m                                                   $34.5m

Program Inception                 Jan-85         Jan-89       Nov-97          Feb-1995                Oct-97            Sep-88

Began Trading for Grant Park      Jan-89         Jan-89       Apr-98          Sept-03                 Aug-04            Aug-04

Grant Park Allocation               21%            23%           6%              23%                    17%                10%

Margin/Equity                    10-18%;         3-25%;       0-15%           10-15%;                 Avg. 19%          0-20%;
                                 Avg. 13%        Avg. 11%(1)  Avg. 5%         Avg. 12%                                 Avg. 10%

Roundturns per Million            2100            1300         1200           600-900                  2500             1150

Number of Markets Traded            45            Over 80        27             65                     100+               41

Time Horizon                      Multiple        Multiple    3 Systems       Long-term               Multiple        Multiple
                                  systems         systems     averaging       >60 days                 systems         systems
                                 20-50 days;     30-80 days;  lengths of                              ranging from    with an avg.
                                 30 avg.         50 avg.      9, 14 & 61                              short to        of 16-27 days
                                                                 days                                 long term

Compounded Annual ROR            1/85-12/04      1/89-12/04   11/97-12/04     2/95-12/04              10/97-12/04     9/88-12/04
  Since Inception                  26.57%          15.22%        9.89%          12.53%                  19.10%          17.09%

Compounded Annual ROR               8.93%           8.99%       10.98%          12.12%                  14.59%          19.16%
Last 5 Years (1/00-12/04)

Worst Drawdown Since Inception     45.13%          29.82%       14.94%          15.70%                  25.73%          41.55%
                                 May-95 to       May-95 to    Feb-04 to       Oct-01 to               Oct-01 to       Dec-94 to
                                  May-96          Oct-95       Jul-04          Apr-02                  Feb-02          Mar-96

Worst Drawdown Last 5 Years        27.21%          24.42%       14.94%          15.70%                  25.73%          15.98%
                                 Feb-04 to       Feb-04 to    Feb-04 to       Oct-01 to               Oct-01 to       Sep-02-Nov-02
                                  Sep-04          Aug-04       Jul-04          Apr-02                  Feb-02

Annualized Standard Deviation      56.87%          24.52%       14.59%          14.43%                  22.04%          28.22%
       Since Inception

Annualized Standard Deviation      23.04%          17.42%       12.79%          15.39%                  21.67%          18.49%
       Last 5 Years

(1) The range and average of margin to equity ratio for Rabar is computed without giving effect to certain foreign currency contracts which are traded in the over the counter foreign exchange markets. Depending upon the margin requirements imposed by the particular clearing firm, inclusion of these markets would likely increase the range and average of the margin to equity ratio, in some cases significantly.

          This chart was prepared by Dearborn Capital Management, LLC.

  Please refer to the glossary on the back of this presentation for definitions relevant to this table.

              ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES

             PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
               FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND
                       IS NOT SUITABLE FOR ALL INVESTORS

                        DEARBORN CAPITAL MANAGEMENT, LLC

GLOSSARY OF TERMS & OTHER
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THE FOLLOWING GLOSSARY MAY ASSIST PROSPECTIVE INVESTORS IN UNDERSTANDING CERTAIN
TERMS USED IN THIS PRESENTATION:

DRAWDOWN: A measure of losses experienced by the composite performance record from peak (high) to valley (low). Drawdowns are measured on the basis of month-end net asset values only.

MARGIN: Good faith deposits with a clearing broker to assure fulfillment of a purchase or sale of a futures contract or, in certain cases, forward or option contract. Commodity interest margins do not usually involve the payment of interest. Original or initial margin is the minimum amount of funds that must be deposited by a commodity interest trader with the trader's broker to initiate and maintain an open position in futures contracts. Maintenance margin is the amount (generally less than the original margin) to which a trader's account may decline before the trader must deliver additional margin.

ROUNDTURNS PER MILLION: Measures the frequency with which a trading advisor initiates and subsequently closes out a market position on an average million-dollar account.

STANDARD DEVIATION: Standard deviation measures the dispersal or uncertainty in a random variable (in this case, investment returns). It measures the degree of variation of returns around the mean, or average, return. The higher the volatility of the investment returns, the higher the standard deviation will be. For this reason, standard deviation is often used as a measure of investment risk.

TIME HORIZON: Refers to the average trading length of a market position held in the trading advisor's system.

TRADING ADVISOR: Any person who for consideration engages in the business of advising others, either directly or indirectly, as to the value, purchase or sale of commodity interests and who has been appointed to act as a trading advisor for Grant Park. Currently, Grant Park's trading advisors currently are Rabar Market Research, Inc., EMC Capital Management, Inc., Eckhardt Trading Company, Graham Capital Management, L.P., Winton Capital Management and Saxon Investment Corporation.


ADDITIONAL NOTES:


THROUGHOUT THIS PRESENTATION PERFORMANCE REFLECTED FOR GRANT PARK IS PRIMARILY THAT OF CLASS A UNITS. CLASS B UNITS CURRENTLY CARRY AN ADDITIONAL 1.06% IN FEES AND EXPENSES OVER CLASS A UNITS. MOST NEW INVESTORS WILL PURCHASE CLASS B UNITS. HAD THE ADDITIONAL FEES AND EXPENSES OF CLASS B UNITS BEEN REFLECTED PERFORMANCE FOR CLASS A UNITS WOULD HAVE BEEN LOWER. SOME INFORMATION CONTAINED HEREIN MAY NOT HAVE BEEN AUDITED. FOR A COMPLETE DISCUSSION OF THE FEES AND EXPENSES AND DETAILED PERFORMANCE INFORMATION ON BOTH CLASS A AND B UNITS PLEASE REFER TO THE PROSPECTUS.


The performance information disclosed on the Fund's underlying managers reflects the composite performance of the trading programs used by the Fund's current trading advisors to manage the Fund's assets. The Fund's allocation to the trading advisors has changed and evolved over time, and is subject to further change in the discretion of Dearborn Capital Management, LLC (Dearborn), the Fund's General Partner. The above performance figures are from the trading advisor's composite performance tables representing the composite performance of all accounts traded under these trading programs. The actual performance experienced by the Fund for any of the trading advisors may vary from that of the advisor's composite performance depending on several factors, including differences in fee structure, any notional funding employed by the General Partner, and the timing of additions or redemptions. Although Dearborn believes the information provided is reliable, Dearborn has not independently verified such information and cannot guarantee its accuracy or completeness. Fees, expenses and performance of individual accounts making up the composite track records will differ from that of the Fund. No representation is made that an investor in the Fund will or is likely to achieve results comparable to those shown, or will make any profit or will not suffer losses. For a more complete discussion of the trading advisors and a more complete discussion of the Fund's performance and its fee structure, please refer to the Prospectus.

              ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES

              PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS
               FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND
                       IS NOT SUITABLE FOR ALL INVESTORS

                        DEARBORN CAPITAL MANAGEMENT, LLC